UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: February 4, 2005
                Date of Earliest Event Reported: January 31, 2005

                                  NDS Group plc
             (Exact Name of Registrant as Specified in its Charter)


      England and Wales                 0-30364                   None
(State or other jurisdiction          (Commission             I.R.S. Employer
      of incorporation)               File Number)          Identification No.)


          One London Road, Staines, Middlesex, TW18 4EX, United Kingdom (Address of principal executive offices, including zip code)

      Registrant's telephone number, including area code: +44 208 476 8000


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

At a meeting of the Board of Directors of NDS Group plc ("the Company") held on January 31, 2005 it was unanimously resolved that the remuneration payable to the independent Directors of the Company for the financial year 2004/2005 shall remain fixed at the same rate as last year i.e:-

     1.   Annual fee                            $75,000
     2.   Audit Committee Membership            $15,000
     3.   Audit Committee Chairmanship          $10,000
     4.   Compensation Committee Membership      $2,500
     5.   Compensation Committee Chairmanship    $1,000



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

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: February 4, 2005                       NDS Group plc


                                    By:      /s/ A Peled
                                             -----------------------------------

                                             Abraham Peled
                                             President & Chief Executive Officer



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